Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 10-K into Stone Energy Corporation's previously filed Registration Statements on Forms S-8 (Registration Nos. 33-67332, 333-51968, 333-64448 and 333-87849) and S-3 (Registration No.
333-79733).

                                                 ARTHUR ANDERSEN LLP

         New Orleans, Louisiana
         March 19, 2002